UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 3, 2006

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 500 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Comfort Systems USA, Inc., a Delaware corporation (the “Company”) dated May 3, 2006 reporting the Company’s financial results for the first quarter of 2006.

Item 8.01 Other Events

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of a press release of the Company’s dated May 3, 2006 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date May 31, 2006.

Item 9.01 Financial Statements and Exhibits

The following Exhibits are included herein:

Exhibit 99.1 Press Release of Comfort Systems USA, Inc. dated May 3, 2006 reporting the Company’s financial results for the first quarter of 2006.

Exhibit 99.2 Press Release of Comfort Systems, USA, Inc. dated May 3, 2006 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date May 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:

/s/ Trent McKenna

Trent T. McKenna, Vice President and
General Counsel

Date:	May 4, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Exhibit 99.1 Press Release of Comfort Systems USA, Inc. dated May 3, 2006 reporting the Company’s financial results for the first quarter of 2006.

99.2

Exhibit 99.2 Press Release of Comfort Systems USA, Inc. dated May 3, 2006 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date May 31, 2006.